ADA Environmental Solutions Presentation to Howard Weil Annual Energy Conference April 7, 2008 NASDAQ:ADES A Leader in Clean Coal Technology Exhibit 99.1

This presentation, including the materials that follow, contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, which provides a "safe harbor" for such statements in certain circumstances. These statements are based on current expectations, estimates, forecasts, and projections about the businesses in which we operate and the beliefs and assumptions of our management. Actual results may vary materially from such expectations. These statements are prefaced by words or phrases such as “believe,” "will," "hope," "expect," “anticipate,” "intend," "plan,"
“potential” and “propose,” the negative expressions of such words, or words of similar meaning. Such forward-looking statements include, but are not limited to, statements or expectations regarding future revenues or other financial measures, anticipated projects and new contracts, our plans to build a new activated carbon (AC) production facility and to enlist and enter into appropriate agreements with a strategic partner that will be necessary to build the AC production facility, to secure interim supplies of
AC to supply customer needs pending the completion of this new facility, to qualify our “clean coal”
technology for Section 45 tax credits, and to develop CO
2
capture technology, anticipated growth in the
markets we serve and hope to serve in the future, and related matters, including our position in those markets. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changing economic conditions, market demand for our products and services, changes in technology, failure to satisfy performance guarantees, availability of federal funding, availability of private financing which will be needed to implement our expansion plans, our ability to reach suitable agreements with a strategic partner regarding such partner’s participation in our AC production plant project, changes in laws or regulations, results of demonstrations of our own and other’s licensed technologies, operational difficulties, availability of skilled personnel, availability of raw materials and appropriate facilities at reasonable costs, and other factors, which we discuss in greater detail in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on the forward-looking statements made in this presentation, and to consult filings we make with the U.S. Securities and Exchange Commission for additional information concerning risks and uncertainties that may apply to our business and the ownership of our securities. The forward-looking statements contained in this presentation are made and based on information as of the date of this presentation. We assume no obligation to update any of these statements based on information after the date of this presentation, unless we are required by law to do so.

Allentown, PA
Napa, CA
Littleton, CO
(Headquarters)
Baltimore, MD
Birmingham, AL
Marshall, TX
ADA-ES office

Who is ADA-ES?
ADA Environmental Solutions develops environmental technology and specialty chemicals for the coal-fired power plant market
Recognized emission control industry experts
Senior staff collectively has over 200 years experience developing emission control technology
Demonstrated track record of developing and then commercializing technologies
ADA is poised to benefit from the political and cultural momentum behind clean energy

Investment Highlights
ADA Targets Three Significant Actionable Growth Opportunities:
ACI is deemed best available control technology for the
removal of mercury from flue gas streams
ADA is a current market leader for activated carbon
injection (“ACI”) equipment and engineering services
Recent Federal Court ruling likely to lead to $1 Billion
market for activated carbon (“AC”)
ADA is in advanced stages of development plan for the
largest, most efficient AC manufacturing facility in the US
Mercury
Control
Refined
Coal
Marketing refined coal (IRC Section 45) product for older plants
Technology meets technical criteria for federal tax credits of approximately $6 million per plant per year
CO
2
Control
Developing capture and control technology for greenhouse gas
CO
2

-5- GROWTH AREA #1 Mercury Control

Business Plan in Action for Mercury Control
Step One:
ADA demonstrated ACI with $80 Million from DOE and
leading utilities:  Regulations followed.
Step Two:
After market is created by regulations, ADA became a leader
in the sale of ACI equipment: approximately $1M per plant
Step Three:
Progressing on plan (including building new plant) to provide
AC to utilities for a continuous revenue source: approximately $2M per year per plant.
ADA is poised for a step function growth in mercury control
0
50
100
150
200
250
2002 2004 2006 2008 2010 2012
Other Engineering Consulting Equipment Chemicals
2008 and beyond
are estimates

ADA-ES ACI Equipment
Scrubber
Removes SO
2
Particle Capture
AC
Injected Here
AC Storage and
Feeder
AC with Mercury
Collected Here
Technology is low cost and simple to implement on new and existing coal boilers

ACI – A Proven Technology
Tested ACI using western coal
Tested ACI using eastern coal
ACI has been tested on over 40 coal plants burning a variety of fuels
ADA-ES’ vast data enables us to guarantee Hg removal levels

State with firm legis/regs more strict than CAMR (13)
State with proposed legis/regs more strict than CAMR (13)
State currently accepting CAMR (24)
P Planned plant that has ordered mercury control system
Plant with consent decree limiting mercury emissions
Total Existing Coal-Fired Capacity MW
24,000
12,000
2,400

ADA-ES

-9- AC Market Drivers: Regulations for Hg Control Existing Rules Create $200-400 Million AC Market

New Federal Legislation Likely
Expected to Create $1 Billion AC Market
Bills requiring 90% mercury control for all power plants have been introduced in both the Senate and the On February 8, 2008 DC Circuit
Court of Appeals Ruled that EPA erred in establishing the lenient
Clean Air Mercury Rule (CAMR)
EPA will likely have to develop stricter emission limits under more stringent Section 112 guidelines
On March 14, 2008, the Court ordered effectiveness of its
“mandate” requiring all permits for all new plants to include MACT for mercury control, which requires 90% mercury reduction
House Bipartisan support

-11- Activated Carbon Injection (ACI) Equipment for Mercury Control

ACI Equipment Sales:  Status
Approximately 80 contracts for ACI systems have been
awarded by power companies for mercury control to date
ADA maintains a ~40% market share
The rest are split between 7- 8 other companies
Expect to bid on 50-100 systems in 2008-2009
Working closely with largest utilities in the U.S. and Canada
Key supplier of mercury control technology to major air
pollution control companies
Babcock and Wilcox, Alstom Power, Hamon Research
Cottrell, and Hitachi, among others

New Market for Activated Carbon Created
for Mercury Control
0
500
1,000
Activated
Carbon
(millions of
lbs / yr)
Current H20 AC
Market
Developing Market
for Hg Control
2006
2010E
2015E
ANNUAL U.S. MARKET
Significant production gap identified
New Market based
on existing
regulations
New Market
based on anticipated
Federal regulation

ADA-ES New Activated Carbon Production
Largest AC plant(s) in North America
Capital and financing cost: $300mm per production line
Annual production approx. 125 to 175 Million pounds of AC per line
IRR expected to be greater than 25%
4-6 year process:
Test products
Secure lignite feedstock
Design plant
Select site
Permits filed and pending
Equipment procurement
Permit issued
Construction
Permitting multiple sites:
goal of AC production by Q1 2010
ADA’s current
stage

Permitting AC Plants at Three Lignite
Mine-Mouth Sites (Two Lines per Site)
1. Adjacent to Red River Mine in NW Louisiana
2. Adjacent to Falkirk Mine near Bismarck, ND
3. Alternate ND site to be announced

40% Equity Financing for Greenfield Plant
Strategic Partner has been selected
Terms of development agreements being finalized
Signing and announcement expected in April
Corporate Equity, $60 Million for Project
~$15M invested to date from Balance Sheet
~$5M additional from existing working capital
$40M expected from sale of equity to Strategic Partner (Final $ amount will depend on future stock price)
Project Equity, $60 Million
Strategic Partner commitment of $60M for 50% ownership of Project
In addition to financing, Strategic Partner also provides expertise in:
Project development
EPC oversight
Sale of off-take contracts
Staffing and operation of power production facilities
Project finance and financial assurance capacity

Consumables
Labor & G&A
Depn. & Int.
Taxes
Net Income
18%
31%
15%
10%
23%

$180 Million in Debt
Project Financing based on $200-$400 in “take or pay” contracts for AC
Favorable project economics support debt financing in current markets
(1)  Based on Annual revenue of $100M and
an Average of 1
st
10 years of Operation
EBITDA 67%
60% Debt Financing for Greenfield Plant

ADA’s Interim Supply Plans
Goal is to supply AC to utilities in second half 2008 and
through 2009
Beneficial addition to longer-term supply shortages
Initial goal of 10-15 Million lb/yr by end of 2008
Increase supply up to 30-50 Million lb/yr for 2009
Sourcing of high-quality AC
LOI signed for 20-30 M lb/yr
Equipment for Storage and Chemical Treatment
Equipment to chemically treat, mill, package, and store has been purchased for less than $1M
Facility leased to house equipment
Project led by industry veterans
John Rectenwald – 27 years AC experience in operations and
manufacturing
Steve Young – 35 years AC experience in engineering and production

-19- GROWTH AREA #2 REFINED COAL ADA-ES opportunity through joint venture with an affiliate of NexGen Resources Corporation

Refined Coal:  CyClean
American Jobs Creation Act of 2004 provides 10-year
Refined Coal tax credit of approximately $6/ton
Coal is deemed “refined” if:
20% reduction in NO
x
and 20% reduction of Mercury
and 50% increase in market value
ADA-ES Refined Coal process:
For Cyclone boilers
Adds proprietary chemicals on Western Coal
Burns cleaner and more efficiently
Reduces emissions
Provides fuel flexibility

CyClean Business Model
50/50 Joint Venture with NexGen Resources
Clean Coal Solutions, LLC
NexGen must pay an additional $4mm after tax credit
qualification to maintain its 50% interest in the venture
Expected Clean Coal Solutions revenue from:
CyClean sales
Monetized tax credit – to be shared with customers – once
available
CyClean Target Market:
Total 60mm tons of PRB coal per year burned in cyclones
Near-term market: 20mm tons per year
States with aggressive mercury regulations
Older, stranded cyclones with fewer options

Status:  CyClean Refined Coal
Completed three full-scale tests exceeding tax
credit emission reduction levels that can qualify
for the tax credit
Patents and patent-pending on key technology
Marketing effort underway
Seeking legislative clarification for “50%
increase in market value” requirement – needed
to properly define criteria for the tax credit

-23- GROWTH AREA #3 CONTROL OF GREENHOUSE EMISSIONS: CARBON DIOXIDE

ADA-ES CO
2
Control Business Plan
In pre-market period, use funding from electric power generators and DOE
Awarded a subcontract on $4mm DOE program for sorbent-
based CO
2
control
Received initial utility funding to advance ADA technology
Seeing a rapid growth in funding available to address the CO
2
issue
Developing multiple technologies to address carbon capture,
beneficial use, and prevention with a focus on the existing fleet of
1,100 boilers
Focus on technology that will have a component that creates a continuing revenue stream
Potentially largest new market opportunity

Emission
Control
SO
2
, NO
x
,
Hg, Particulate
STEAM
WATER
Coal*
50% C
20% H
2
O
12% O
2
5% Ash
3% H
2
(S, Hg)
*
Coal composition varies greatly with grade and source.
CO
2
Capture
Air
78% N
2
21% O
2
100% CO
2
to Storage
Regeneration
Flue Gas
15% CO
2
79% N
2
10% H
2
O
4% O
2
ADA-ES Carbon Capture Technology

Financial Highlights
Cash flow positive &
profitable on an annual
basis since 2003 spin-off
5.7 million diluted shares
outstanding
50%+ held by institutions
~15% held by insiders
and employees
Balance sheet highlights (at
12/31/07):
Cash and investments of
$18.2 million
Working capital of $14.1
million
No long-term debt
Shareholders’ equity of
$28.4 million
Market cap $46.9 million
(3/31/08)

Past Actual and Estimated Future
Revenue by Product Line (1)
Based on a Single AC Production Line
0
50
100
150
200
250
2002 2004 2006 2008 2010 2012
Other FGC Mercury Refined Coal CO2
2008 and beyond
are estimates

Summary
ADA-ES has been instrumental in creating a new mercury control market
Existing rules: estimated 150 ACI systems, 400 mm lbs/yr AC
Pending Federal Rule: estimated 600-700 ACI systems, 1 B lbs/yr AC
Already a leading provider of engineering services and equipment for the mercury control market
Building new AC plants for this market
Operating permits for 6 production lines expected Q1-2 2008
Well positioned to respond to AC demand by Federal rule
Strategic Equity Partner Selected, expected to provide $100m for
Project
Off take contracts for AC valued at $200-400 million being negotiated
Progress with Refined Coal; substantial market opportunity
Developing control technology for Greenhouse gases
The next big opportunity in Emission Control
Strong financial position and growing revenue base